PARADIGM VALUE FUND

Fund Facts	Fund Statstics
	(as of December 31, 2003)

Objective:	Inception Date:	January 1, 2003
The Fund seeks long-term growth of capital.	Ticker:	N/A
	Cusip:	69901E104
Strategy:	Management Fees:	2.00%
The Fund Adviser primarily invests its assets in common stocks	12b-1 Distribution Fees:	None
of small U.S. companies whose market capitalizations fall within	Sales Load:	None
the range of $1.5 billion or less.	Redemption Fees:	None
	Minimum Investment:	Regular Account: $5,000
Investor Profile:		IRA Account: $1,000
The Fund may be suitable for investors seeking: 1) long-term
growth of capital, 2) exposure to undervalued stock.	Minimum Subsequent Investment:	$100
	Total # of holdings	34
Portfolio Management:	Net Assets ($millions)	$4.21
John Walthausen, Senior Vice President of Paradigm Capital	NAV	$28.83
Management, Inc., serves as portfolio manager of the fund.

Sector Allocation	Top 10 Holdings
(as of December 31, 2003)	(as of December 31, 2003)

	Washington Group International, Inc.	5.6%
	United Industrial Corporation	5.1%
	K-Tron International, Inc.	4.8%
	Interpool Inc	4.8%
	Harvest Natural Resources, Inc.	4.4%
	Rogers Corporation	4.2%
	National Western Life Insurance Company	4.0%
	Aquila, Inc.	4.0%
	Cadmus Communications Corporation	4.0%
	Seacor Smit Inc.	4.0%
	% of Portfolio =	45.0%

Sector allocations are based upon the Russell sector scheme
Allocation is subject to change and may not be represetative of current or future holdings	Allocation is subject to change and may not be represetative of current or future holdings

Performance Return Summary
(A) Average Annual Returns and Performance Figures as of December 31, 2003.
	4Q03 (B)	YTD	1 year	Since Inception (1/1/03)
Paradigm Value Fund	19.80%	60.89%	60.89%	60.89%
S&P 600 Index (C)	14.77%	38.55%	38.55%	38.55%
Russell 2000 Index (D)	14.52%	47.25%	47.25%	47.25%

(A) Average annual return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

(B) Non-annualized return for the 4th quarter of 2003.

(C) The S&P 600 index is a small capitalization benchmark index made up of 600 domestic stocks chosen for market size, liquidity and industry group representation whose composition is different from the Fund.

(D) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 index, which represents approximately 8% of the total market capitalization of the Russell 3000 index. As of the latest reconstitution, the average market capitalization was approximately $443.5 million; the median market capitalization was approximately $352 million. The largest company in the index had an approximate market capitalization of $1.2 billion. The Russell 2000
Index is a trademark/service mark of the Frank Russell Company. Russell is a trademark of the Frank Russell Company.

Past Performance Does Not Guarantee Future Results. Investment Return And Principal Value Will Fluctuate So That Shares, When Redeemed, May Be Worth
More Or Less Than Their Original Cost. Returns Do Not Reflect The Deduction Of Taxes That A Shareholder Would Pay On Fund Distributions Or The Redemption

As is the case with most investments, you may lose money by investing in the Fund. The Fund invests in companies that appear to be “undervalued” in the marketplace (i.e., trading at prices below the company’s true worth). If the Fund’s perceptions of value are wrong, the securities purchased may not perform as expected, reducing the fund’s return. The fund invests in smaller companies (less than $1.5 billion market capitalization). Smaller companies can be riskier investments than larger companies.

Not FDIC-Insured. May Lose Value. No Bank Guarantee.
This report must be preceded or accompanied by a prospectus containing more detail including information on risks, fees, sales charges and expenses.
Please contact Paradigm Capital Management, Inc. at 518-431-3500. Please read it carefully before you invest or send money.